UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2019
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in its Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (IRS Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
(800) 579-2302
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01    Regulation FD Disclosure
On September 25, 2019, Stage Stores, Inc. (“our” or “registrant”) posted a presentation on our off-price business model in the Investor Relations section of our website (corporate.stage.com) under the "Presentations & Webcasts" caption. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99.1    Stage Stores, Inc. presentation dated September 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: September 25, 2019	/s/ Jason T. Curtis
Jason T. Curtis
Executive Vice President,
Chief Financial Officer and Treasurer